Item 77Q (1)(e) - Copies of any new or amended investment advisory contracts

The Form of Advisory Agreement between GuideStone Funds and GuideStone Capital Management, LLC is herein incorporated by reference to Post Effective Amendment No. 56 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-069748) ("PEA 56") as filed with the SEC on February 27, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and Barrow, Hanley, Mewhinney & Strauss, LLC is herein incorporated by reference to PEA 56 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-069748) as filed with the SEC on February 27, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and Jackson Square Partners, LLC is herein incorporated by reference to PEA 56 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-069748) as filed with the SEC on February 27, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and Loomis, Sayles & Company, L.P. is herein incorporated by reference to PEA 56 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-069748) as filed with the SEC on February 27, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and SailingStone Capital Partners LLC is herein incorporated by reference to PEA 56 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-069748) as filed with the SEC on February 27, 2015.

The Form of Advisory Agreement between GuideStone Funds and GuideStone Capital Management, LLC is herein incorporated by reference to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-095353) ("PEA 57") as filed with the SEC on March 17, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and Northern Trust Investments, Inc. is herein incorporated by reference to PEA 57 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-095353) as filed with the SEC on March 17, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and Parametric Portfolio Associates LLC is herein incorporated by reference to PEA 57 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-095353) as filed with the SEC on March 17, 2015.

The Form of Sub-Advisory Agreement between GuideStone Capital Management, LLC and Parametric Portfolio Associates LLC is herein incorporated by reference to Post Effective Amendment No. 60 to the Registration Statement on Form N-1A (Accession No. 0001193125-15-206844) as filed with the SEC on May 29, 2015.